Exhibit 4.2

                                      NBI, INC.

                                  WARRANT AGREEMENT


     THIS WARRANT AGREEMENT (THIS "AGREEMENT"), DATED AS OF _________ __, 1998, IS BETWEEN NBI, INC., A DELAWARE CORPORATION (THE "COMPANY") AND
__________________, AS WARRANT AGENT.

                                   R E C I T A L S:
                                   - - - - - - - -

     WHEREAS, THE COMPANY PROPOSES TO ISSUE AND DELIVER WARRANT CERTIFICATES (THE "WARRANT CERTIFICATES") EVIDENCING WARRANTS (THE "WARRANTS") TO ACQUIRE COMMON STOCK OF THE COMPANY ('COMMON STOCK"), IN CONNECTION WITH AN OFFERING BY THE COMPANY OF UP TO 1,000,000 UNITS (THE "UNITS") EACH CONSISTING OF (a) ONE SHARE OF SERIES A CUMULATIVE PREFERRED STOCK AND (b) TWO COMMON STOCK PURCHASE WARRANTS, EACH OF WHICH ENTITLES THE HOLDERS THEREOF TO PURCHASE ONE SHARE OF COMMON STOCK. THE UNITS HAVE BEEN ISSUED AND SOLD IN A PUBLIC OFFERING PURSUANT TO A REGISTRATION STATEMENT ON FORM SB-2, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER __, 1998, AMENDED ON ____________, AND DECLARED EFFECTIVE ON __________, 1998 (THE "REGISTRATION STATEMENT"), AND A PROSPECTUS DATED ____________, 1998, FILED AS A PART OF SUCH REGISTRATION STATEMENT (REFERENCES TO WHICH SHALL BE DEEMED TO INCLUDE ANY AND ALL SUPPLEMENTS AND AMENDMENTS THERE TO, WHICH PROSPECTUS IS REFERRED TO HEREIN AS THE "PROSPECTUS"). CERTAIN OF THE TERMS OF THE WARRANTS ARE DESCRIBED IN THE WARRANT CERTIFICATES. THIS AGREEMENT DESCRIBES CERTAIN ADDITIONAL TERMS APPLICABLE TO THE WARRANTS.

     NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND FOR THE PURPOSE OF DEFINING THE TERMS AND PROVISIONS OF THE WARRANTS AND THE RESPECTIVE RIGHTS AND OBLIGATIONS THEREUNDER OF THE COMPANY, THE WARRANT AGENT (AS HEREINAFTER DEFINED) AND THE RECORD HOLDERS FROM TIME TO TIME OF THE WARRANTS, THE COMPANY AND THE WARRANT AGENT HEREBY AGREE AS FOLLOWS:


                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1. CERTAIN DEFINITIONS. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:

     "ACT" MEANS THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SIMILAR FEDERAL STATUTE ENACTED HEREAFTER, AND THE RULES AND REGULATIONS OF THE SEC THEREUNDER, ALL AS THE SAME SHALL BE IN EFFECT FROM TIME TO TIME.

     "AFFILIATE" OF ANY PERSON MEANS ANY PERSON DIRECTLY OR INDIRECTLY CONTROLLING OR CONTROLLED BY OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH SUCH PERSON. FOR PURPOSES OF

THIS DEFINITION, "CONTROL," WHEN USED WITH RESPECT TO ANY PERSON MEANS THE POWER TO DIRECT THE MANAGEMENT AND POLICIES OF SUCH PERSON, DIRECTLY OR INDIRECTLY, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE, AND THE TERMS "CONTROLLING" AND "CONTROLLED" HAVE MEANINGS CORRELATIVE TO THE FOREGOING.

     "COMMON STOCK" MEANS THE COMMON STOCK, $.01 PAR VALUE, OF THE COMPANY, AND ANY OTHER CAPITAL STOCK OF THE COMPANY INTO WHICH SUCH COMMON STOCK MAY BE CONVERTED OR RECLASSIFIED OR THAT MAY BE ISSUED IN RESPECT OF, IN EXCHANGE FOR OR IN SUBSTITUTION FOR, SUCH COMMON STOCK BY REASON OF ANY STOCK SPLITS, STOCK DIVIDENDS, DISTRIBUTIONS, MERGERS, CONSOLIDATIONS OR OTHER LIKE EVENTS.

     "COMPANY" MEANS NBI, INC., A DELAWARE CORPORATION.

     "EXCHANGE ACT" MEANS THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     "HOLDER" OR "HOLDERS" MEANS EACH REGISTERED HOLDER OF A WARRANT CERTIFICATE AND EACH HOLDER OF COMMON STOCK ISSUED PURSUANT TO A WARRANT CERTIFICATE.

     "PERSON" MEANS ANY INDIVIDUAL, CORPORATION, PARTNERSHIP, JOINT VENTURE, ASSOCIATION, JOINT-STOCK COMPANY, TRUST, UNINCORPORATED ORGANIZATION OR GOVERNMENT OR ANY AGENCY OR POLITICAL SUBDIVISION THEREOF.

     "PURCHASE PRICE" MEANS THE EXERCISE PRICE OF EACH WARRANT, DESIGNATED AS $1.20 PER SHARE OF COMMON STOCK, SUBJECT TO ADJUSTMENT AS PROVIDED IN ARTICLE IV HEREOF.

     "TRANSFER AGENT" MEANS _________________________, ______________, OR ANY
DULY APPOINTED SUCCESSOR TRANSFER AGENT FOR THE COMMON STOCK.

     "WARRANT AGENT" MEANS ____________________________, __________________, OR
THE SUCCESSOR OR SUCCESSORS OF SUCH INITIAL WARRANT AGENT APPOINTED IN ACCORDANCE WITH THE TERMS HEREOF.

     "WARRANT HOLDERS" MEANS ALL OF THE HOLDERS OF WARRANTS CERTIFICATES ISSUED UNDER THIS AGREEMENT.

     "WARRANT STOCK" MEANS THE SHARES OF COMMON STOCK, ISSUABLE OR ISSUED UPON THE EXERCISE OF THE WARRANTS.

     SECTION 1.2.   CERTAIN OTHER DEFINED TERMS:

     "PROSPECTUS"                  PREAMBLE
     "UNITS"                       PREAMBLE
     "WARRANT CERTIFICATES"        PREAMBLE
     "WARRANTS"                    PREAMBLE

                                      ARTICLE II

                              ORIGINAL ISSUE OF WARRANTS

     SECTION 2.1. FORM OF WARRANT CERTIFICATES. THE WARRANT CERTIFICATES SHALL BE ISSUED IN REGISTERED FORM ONLY AND SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT A, SHALL BE DATED THE DATE OF COUNTERSIGNATURE THEREOF BY THE WARRANT AGENT (WHETHER UPON INITIAL ISSUANCE, REGISTRATION OF TRANSFER, EXCHANGE OR REPLACEMENT) AND SHALL BEAR THE LEGEND SET FORTH IN EXHIBIT A, TOGETHER WITH SUCH OTHER LEGENDS AND ENDORSEMENTS TYPED, STAMPED, PRINTED, LITHOGRAPHED OR ENGRAVED THEREON AS THE COMPANY MAY DEEM APPROPRIATE AND AS ARE NOT INCONSISTENT WITH THE PROVISIONS OF THIS AGREEMENT, OR AS MAY BE REQUIRED TO COMPLY WITH ANY LAW OR WITH ANY RULE OR REGULATION PURSUANT THERETO OR WITH ANY RULE OR REGULATION OF ANY SECURITIES EXCHANGE ON WHICH THE WARRANTS MAY BE LISTED, OR TO CONFORM TO CUSTOMARY USAGE.

     PENDING THE PREPARATION OF DEFINITIVE WARRANT CERTIFICATES, TEMPORARY WARRANT CERTIFICATES MAY BE ISSUED, WHICH MAY BE PRINTED, LITHOGRAPHED, TYPEWRITTEN, MIMEOGRAPHED OR OTHERWISE PRODUCED, AND WHICH WILL BE SUBSTANTIALLY OF THE TENOR OF THE DEFINITIVE WARRANT CERTIFICATES IN LIEU OF WHICH THEY ARE ISSUED.

     IF TEMPORARY WARRANT CERTIFICATES ARE ISSUED, THE COMPANY WILL CAUSE DEFINITIVE WARRANT CERTIFICATES TO BE PREPARED WITHOUT UNREASONABLE DELAY. AFTER THE PREPARATION OF DEFINITIVE WARRANT CERTIFICATES, THE TEMPORARY WARRANT CERTIFICATES SHALL BE EXCHANGEABLE FOR DEFINITIVE WARRANT CERTIFICATES UPON SURRENDER OF THE TEMPORARY WARRANT CERTIFICATES TO THE WARRANT AGENT, WITHOUT CHARGE TO THE HOLDER. UNTIL SO EXCHANGED THE TEMPORARY WARRANT CERTIFICATES SHALL IN ALL RESPECTS BE ENTITLED TO THE SAME BENEFITS UNDER THIS AGREEMENT AS DEFINITIVE WARRANT CERTIFICATES.

     SECTION 2.2. EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. THE WARRANT CERTIFICATES SHALL BE EXECUTED ON BEHALF OF THE COMPANY BY ITS CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER OR ANY VICE PRESIDENT, EITHER MANUALLY OR BY FACSIMILE SIGNATURE PRINTED THEREON. THE WARRANT CERTIFICATES SHALL BE MANUALLY COUNTERSIGNED BY THE WARRANT AGENT AND SHALL NOT BE VALID FOR ANY PURPOSE UNLESS SO COUNTERSIGNED. IN CASE ANY OFFICER OF THE COMPANY WHOSE SIGNATURE SHALL HAVE BEEN PLACED UPON ANY OF THE WARRANT CERTIFICATES SHALL CEASE TO BE THE CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER OR A VICE PRESIDENT OF THE COMPANY BEFORE COUNTERSIGNATURE BY THE WARRANT AGENT AND ISSUE AND DELIVERY THEREOF, SUCH WARRANT CERTIFICATES MAY, NEVERTHELESS, BE COUNTERSIGNED BY THE WARRANT AGENT AND ISSUED AND DELIVERED WITH THE SAME FORCE AND EFFECT AS THOUGH SUCH PERSON HAD NOT CEASED TO BE SUCH OFFICER OF THE COMPANY.

                                     ARTICLE III

                        CERTAIN TERMS OF EXERCISE OF WARRANTS

     SECTION 3.1. METHOD OF EXERCISE. IN ORDER TO EXERCISE A WARRANT OR TO SELL A WARRANT TO THE COMPANY, THE HOLDER THEREOF MUST SURRENDER THE WARRANT CERTIFICATE EVIDENCING SUCH WARRANT TO THE COMPANY, WITH ONE OF THE FORMS ON THE REVERSE OF OR ATTACHED

TO THE WARRANT CERTIFICATE DULY EXECUTED, TOGETHER WITH PAYMENT IN CASH OR CHECK PAYABLE TO THE COMPANY FOR THE FULL AMOUNT OF THE EXERCISE PRICE.

     IF FEWER THAN ALL OF THE WARRANTS REPRESENTED BY A WARRANT CERTIFICATE ARE SURRENDERED, SUCH WARRANT CERTIFICATE SHALL BE SURRENDERED AND, SUBJECT TO THE PROVISIONS OF ARTICLE V, A NEW WARRANT CERTIFICATE OF THE SAME TENOR AND FOR THE NUMBER OF WARRANTS THAT WERE NOT SURRENDERED SHALL BE SIGNED BY THE COMPANY.
THE WARRANT AGENT SHALL COUNTERSIGN THE NEW WARRANT CERTIFICATE, REGISTER IT IN SUCH NAME OR NAMES AS MAY BE DIRECTED IN WRITING BY THE HOLDER AND DELIVER THE NEW WARRANT CERTIFICATE TO THE PERSON OR PERSONS ENTITLED TO RECEIVE THE SAME.

     UPON SURRENDER OF A WARRANT CERTIFICATE AND PAYMENT OF THE PURCHASE PRICE IN CONFORMITY WITH THE FOREGOING PROVISIONS, THE COMPANY SHALL CAUSE THE TRANSFER AGENT TO ISSUE TO THE HOLDER OF SUCH WARRANT CERTIFICATE APPROPRIATE EVIDENCE OF OWNERSHIP OF ANY SHARES OF WARRANT STOCK OR OTHER SECURITIES OR PROPERTY (INCLUDING ANY MONEY) TO WHICH THE HOLDER IS ENTITLED, REGISTERED OR OTHERWISE PLACED IN, OR PAYABLE TO THE ORDER OF, SUCH NAME OR NAMES AS MAY BE DIRECTED IN WRITING BY THE HOLDER, AND SHALL DELIVER SUCH EVIDENCE OF OWNERSHIP AND ANY OTHER SECURITIES OR PROPERTY (INCLUDING ANY MONEY) TO THE PERSON OR PERSONS ENTITLED TO RECEIVE THE SAME, TOGETHER WITH AN AMOUNT IN CASH IN LIEU OF ANY FRACTION OF A SHARE AS PROVIDED IN SECTION 4.4.

                                      ARTICLE IV

                                     ADJUSTMENTS

     SECTION 4.1. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES OF COMMON STOCK. THE NUMBER AND KIND OF SHARES PURCHASABLE UPON THE EXERCISE OF WARRANTS AND THE PURCHASE PRICE SHALL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS
FOLLOWS:

     (a)  STOCK SPLITS, COMBINATIONS, ETC.  IN CASE THE COMPANY SHALL HEREAFTER
(i) PAY A DIVIDEND OR MAKE A DISTRIBUTION ON ITS COMMON STOCK IN SHARES OF ITS CAPITAL STOCK (WHETHER SHARES OF COMMON STOCK OR OF CAPITAL STOCK OF ANY OTHER CLASS), (ii) SUBDIVIDE ITS OUTSTANDING SHARES OF COMMON STOCK, (iii) COMBINE ITS OUTSTANDING SHARES OF COMMON STOCK INTO A SMALLER NUMBER OF SHARES, OR (iv) ISSUE BY RECLASSIFICATION OF ITS SHARES OF COMMON STOCK ANY SHARES OF CAPITAL STOCK OF THE COMPANY, THE PURCHASE PRICE AND NUMBER OF SHARES OF COMMON STOCK UNDERLYING THE WARRANT (IF APPLICABLE) IN EFFECT IMMEDIATELY PRIOR TO SUCH ACTION SHALL BE ADJUSTED SO THAT THE HOLDER OF ANY WARRANT THEREAFTER EXERCISED SHALL BE ENTITLED TO RECEIVE THE NUMBER OF SHARES OF CAPITAL STOCK OF THE COMPANY WHICH SUCH HOLDER WOULD HAVE OWNED IMMEDIATELY FOLLOWING SUCH ACTION HAD SUCH WARRANT BEEN EXERCISED IMMEDIATELY PRIOR THERETO. AN ADJUSTMENT MADE PURSUANT TO THIS PARAGRAPH SHALL BECOME EFFECTIVE IMMEDIATELY AFTER THE RECORD DATE IN THE CASE OF A DIVIDEND AND SHALL BECOME EFFECTIVE IMMEDIATELY AFTER THE EFFECTIVE DATE IN THE CASE OF A SUBDIVISION, COMBINATION OR RECLASSIFICATION. IF, AS A RESULT OF AN ADJUSTMENT MADE PURSUANT TO THIS PARAGRAPH, THE HOLDER OF ANY WARRANT THEREAFTER EXERCISED SHALL BECOME ENTITLED TO RECEIVE SHARES OF TWO OR MORE CLASSES OF CAPITAL STOCK OF THE COMPANY, THE BOARD OF DIRECTORS (WHOSE DETERMINATION SHALL BE CONCLUSIVE) SHALL DETERMINE THE ALLOCATION OF THE ADJUSTED PURCHASE PRICE BETWEEN OR AMONG SHARES OF SUCH CLASSES OF CAPITAL STOCK.

     (b) RECLASSIFICATION, COMBINATIONS, MERGERS, ETC. IN CASE OF ANY RECLASSIFICATION OR CHANGE OF OUTSTANDING SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (OTHER THAN AS SET FORTH IN PARAGRAPH (a) ABOVE AND OTHER THAN A CHANGE IN PAR VALUE, OR FROM PAR VALUE TO NO PAR VALUE, OR FROM NO PAR VALUE TO PAR VALUE OR AS A RESULT OF A SUBDIVISION OR COMBINATION), OR IN CASE OF ANY CONSOLIDATION OR MERGER OF THE COMPANY WITH OR INTO ANOTHER CORPORATION (OTHER THAN A MERGER IN WHICH THE COMPANY IS THE CONTINUING CORPORATION AND WHICH DOES NOT RESULT IN ANY RECLASSIFICATION OR CHANGE OF THE THEN OUTSTANDING SHARES OF COMMON STOCK OR OTHER CAPITAL STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (OTHER THAN A CHANGE IN PAR VALUE, OR FROM PAR VALUE TO NO PAR VALUE, OR FROM NO PAR VALUE TO PAR VALUE OR AS A RESULT OF A SUBDIVISION OR COMBINATION)) OR IN CASE OF ANY SALE OR CONVEYANCE TO ANOTHER CORPORATION OF THE PROPERTY OF THE COMPANY AS AN ENTIRETY OR SUBSTANTIALLY AS AN ENTIRETY, THEN, AS A CONDITION OF SUCH RECLASSIFICATION, CHANGE, CONSOLIDATION, MERGER, SALE OR CONVEYANCE, THE COMPANY OR SUCH A SUCCESSOR OR PURCHASING CORPORATION, AS THE CASE MAY BE, SHALL FORTHWITH MAKE LAWFUL AND ADEQUATE PROVISION WHEREBY THE HOLDER OF SUCH WARRANT THEN OUTSTANDING SHALL HAVE THE RIGHT THEREAFTER TO RECEIVE ON EXERCISE OF SUCH WARRANT THE KIND AND AMOUNT OF SHARES OF STOCK AND OTHER SECURITIES AND PROPERTY RECEIVABLE UPON SUCH RECLASSIFICATION, CHANGE, CONSOLIDATION, MERGER, SALE OR CONVEYANCE BY A HOLDER OF THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANT IMMEDIATELY PRIOR TO SUCH RECLASSIFICATION, CHANGE, CONSOLIDATION, MERGER, SALE OR CONVEYANCE. SUCH PROVISIONS SHALL INCLUDE PROVISION FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS ARTICLE
IV. THE ABOVE PROVISIONS OF THIS PARAGRAPH (b) SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS AND CHANGES OF SHARES OF COMMON STOCK AND TO SUCCESSIVE CONSOLIDATIONS, MERGERS, SALES OR CONVEYANCES. THIS PROVISION SHALL NOT LIMIT THE RIGHTS OF THE HOLDERS AS SPECIFIED IN THE WARRANT CERTIFICATE TO EXERCISE THE WARRANTS PRIOR TO ANY OF THE EVENTS DESCRIBED HEREIN.

     (c) OTHER ADJUSTMENTS. IN THE EVENT THAT AT ANY TIME, AS A RESULT OF AN ADJUSTMENT MADE PURSUANT TO THIS ARTICLE IV, THE HOLDERS SHALL BECOME ENTITLED TO RECEIVE ANY SECURITIES OF THE COMPANY OTHER THAN SHARES OF COMMON STOCK, THEREAFTER THE NUMBER OF SUCH OTHER SECURITIES SO RECEIVABLE UPON EXERCISE OF THE WARRANTS AND THE PURCHASE PRICE APPLICABLE TO SUCH EXERCISE SHALL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME IN A MANNER AND ON TERMS AS NEARLY EQUIVALENT AS PRACTICABLE TO THE PROVISIONS WITH RESPECT TO THE SHARES OF COMMON STOCK CONTAINED IN THIS ARTICLE IV.

     SECTION 4.2. NOTICE OF ADJUSTMENT. WHENEVER THE NUMBER OF SHARES OF COMMON STOCK OR OTHER STOCK OR PROPERTY ISSUABLE UPON THE EXERCISE OF EACH WARRANT OR THE PURCHASE PRICE IS ADJUSTED, AS HEREIN PROVIDED, THE COMPANY SHALL CAUSE THE WARRANT AGENT PROMPTLY TO MAIL BY FIRST CLASS MAIL, POSTAGE PREPAID, TO EACH HOLDER NOTICE OF SUCH ADJUSTMENT OR ADJUSTMENTS AND SHALL DELIVER TO THE WARRANT AGENT A CERTIFICATE OF A FIRM OF INDEPENDENT PUBLIC ACCOUNTANTS SELECTED BY THE BOARD OF DIRECTORS OF THE COMPANY (WHO MAY BE THE REGULAR ACCOUNTANTS EMPLOYED BY THE COMPANY) SETTING FORTH THE NUMBER OF SHARES OF COMMON STOCK OR OTHER STOCK OR PROPERTY ISSUABLE UPON THE EXERCISE OF EACH WARRANT OR THE PURCHASE PRICE AFTER SUCH ADJUSTMENT, SETTING FORTH A BRIEF STATEMENT OF THE FACTS REQUIRING SUCH ADJUSTMENT AND SETTING FORTH THE COMPUTATION BY WHICH SUCH ADJUSTMENT WAS MADE. THE WARRANT AGENT SHALL BE ENTITLED TO RELY ON SUCH CERTIFICATE AND SHALL BE UNDER NO DUTY OR RESPONSIBILITY WITH RESPECT TO ANY SUCH CERTIFICATE, EXCEPT TO EXHIBIT THE SAME FROM TIME TO TIME TO ANY HOLDER DESIRING AN INSPECTION THEREOF DURING REASONABLE BUSINESS HOURS. THE WARRANT AGENT SHALL NOT

AT ANY TIME BE UNDER ANY DUTY OR RESPONSIBILITY TO ANY HOLDERS TO DETERMINE WHETHER ANY FACTS EXIST THAT MAY REQUIRE ANY ADJUSTMENT OF THE NUMBER OF SHARES OF COMMON STOCK OR OTHER STOCK OR PROPERTY ISSUABLE ON EXERCISE OF THE WARRANTS OR THE PURCHASE PRICE, OR WITH RESPECT TO THE NATURE OR EXTENT OF ANY SUCH ADJUSTMENT WHEN MADE, OR WITH RESPECT TO THE METHOD EMPLOYED IN MAKING SUCH ADJUSTMENT OR THE VALIDITY OR VALUE (OF THE KIND OR AMOUNT) OF ANY SHARES OF COMMON STOCK OR OTHER STOCK OR PROPERTY WHICH MAY BE ISSUABLE ON EXERCISE OF THE WARRANTS. THE WARRANT AGENT SHALL NOT BE RESPONSIBLE FOR ANY FAILURE OF THE COMPANY TO MAKE ANY CASH PAYMENT OR TO ISSUE, TRANSFER OR DELIVER ANY SHARES OF COMMON STOCK OR STOCK CERTIFICATES OR OTHER COMMON STOCK OR PROPERTY UPON THE EXERCISE OF ANY WARRANT.

     SECTION 4.3. STATEMENT ON WARRANTS. IRRESPECTIVE OF ANY ADJUSTMENT IN THE NUMBER OR KIND OF SHARES ISSUABLE UPON THE EXERCISE OF THE WARRANTS OR THE PURCHASE PRICE, WARRANTS THERETOFORE OR THEREAFTER ISSUED MAY CONTINUE TO EXPRESS THE SAME NUMBER AND KIND OF SHARES AS ARE STATED IN THE WARRANTS INITIALLY ISSUABLE PURSUANT TO THIS AGREEMENT.

     SECTION 4.4. FRACTIONAL INTEREST. THE COMPANY SHALL NOT BE REQUIRED TO ISSUE FRACTIONAL SHARES OF COMMON STOCK ON THE EXERCISE OF WARRANTS. IF MORE THAN ONE WARRANT SHALL BE PRESENTED FOR EXERCISE IN FULL AT THE SAME TIME BY THE SAME HOLDER, THE NUMBER OF FULL SHARES OF COMMON STOCK WHICH SHALL BE ISSUABLE UPON SUCH EXERCISE SHALL BE COMPUTED ON THE BASIS OF THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK ACQUIRABLE ON EXERCISE OF THE WARRANTS SO PRESENTED. IF ANY FRACTION OF A SHARE OF COMMON STOCK WOULD, EXCEPT FOR THE PROVISIONS OF THIS SECTION, BE ISSUABLE ON THE EXERCISE OF ANY WARRANT (OR SPECIFIED PORTION THEREOF), THE COMPANY SHALL DIRECT ITS TRANSFER AGENT TO PAY AN AMOUNT IN CASH CALCULATED BY IT TO EQUAL THE THEN CURRENT MARKET VALUE PER SHARE MULTIPLIED BY SUCH FRACTION COMPUTED TO THE NEAREST WHOLE CENT. THE HOLDERS, BY THEIR ACCEPTANCE OF THE WARRANT CERTIFICATES, EXPRESSLY WAIVE ANY AND ALL RIGHTS TO RECEIVE ANY FRACTION OF A SHARE OF COMMON STOCK OR A STOCK CERTIFICATE REPRESENTING A FRACTION OF A SHARE OF COMMON STOCK.

                                      ARTICLE V

                                WARRANT TRANSFER BOOKS

     SECTION 5.1. WARRANT TRANSFER BOOKS. THE WARRANT CERTIFICATES SHALL BE ISSUED IN REGISTERED FORM ONLY. THE COMPANY SHALL CAUSE TO BE KEPT AT THE OFFICE OF THE WARRANT AGENT A REGISTER IN WHICH, SUBJECT TO SUCH REASONABLE REGULATIONS AS IT MAY PRESCRIBE, THE COMPANY SHALL PROVIDE FOR THE REGISTRATION OF WARRANT CERTIFICATES AND OF TRANSFERS OR EXCHANGES OF WARRANT CERTIFICATES BY THE WARRANT AGENT AS HEREIN PROVIDED.

     AT THE OPTION OF THE HOLDER THEREOF AND EXCEPT AS PROVIDED HEREIN, WARRANT CERTIFICATES MAY BE EXCHANGED AT SUCH OFFICE UPON PAYMENT OF THE CHARGES HEREINAFTER PROVIDED. WHENEVER ANY WARRANT CERTIFICATES ARE SO SURRENDERED FOR EXCHANGE, THE COMPANY SHALL EXECUTE, AND THE WARRANT AGENT SHALL COUNTERSIGN AND DELIVER, THE WARRANT CERTIFICATES THAT THE HOLDER MAKING THE EXCHANGE IS ENTITLED TO RECEIVE.

     ALL WARRANT CERTIFICATES ISSUED UPON ANY REGISTRATION OF TRANSFER OR EXCHANGE OF WARRANT CERTIFICATES SHALL BE THE VALID OBLIGATIONS OF THE COMPANY, EVIDENCING THE SAME

OBLIGATIONS, AND ENTITLED TO THE SAME BENEFITS UNDER THIS AGREEMENT, AS THE WARRANT CERTIFICATES SURRENDERED FOR SUCH REGISTRATION OF TRANSFER OR EXCHANGE.

     EVERY WARRANT CERTIFICATE SURRENDERED FOR REGISTRATION OF TRANSFER OR EXCHANGE SHALL (IF SO REQUIRED BY THE COMPANY OR THE WARRANT AGENT) BE DULY ENDORSED, OR BE ACCOMPANIED BY A WRITTEN INSTRUMENT OF TRANSFER IN FORM SATISFACTORY TO THE COMPANY AND THE WARRANT AGENT, DULY EXECUTED BY THE HOLDER THEREOF OR HIS ATTORNEY DULY AUTHORIZED IN WRITING.

     NO SERVICE CHARGE SHALL BE REQUIRED OF A HOLDER FOR ANY REGISTRATION OF TRANSFER OR EXCHANGE OF WARRANT CERTIFICATES. THE COMPANY MAY REQUIRE PAYMENT OF A SUM SUFFICIENT TO COVER ANY TAX OR OTHER GOVERNMENTAL CHARGE THAT MAY BE IMPOSED IN CONNECTION WITH ANY REGISTRATION OF TRANSFER OR EXCHANGE OF WARRANT CERTIFICATES.

     ANY WARRANT CERTIFICATE WHEN DULY ENDORSED IN BLANK SHALL BE DEEMED NEGOTIABLE. THE HOLDER OF ANY WARRANT CERTIFICATE DULY ENDORSED IN BLANK MAY BE TREATED BY THE COMPANY, THE WARRANT AGENT AND ALL OTHER PERSONS DEALING THEREWITH AS THE ABSOLUTE OWNER THEREOF FOR ANY PURPOSE AND AS THE PERSON ENTITLED TO EXERCISE THE RIGHTS REPRESENTED THEREBY, OR TO THE TRANSFER THEREOF ON THE REGISTER OF THE COMPANY MAINTAINED BY THE WARRANT AGENT, ANY NOTICE TO THE CONTRARY NOTWITHSTANDING; BUT UNTIL SUCH TRANSFER ON SUCH REGISTER, THE COMPANY AND THE WARRANT AGENT MAY TREAT THE REGISTERED HOLDER THEREOF AS THE OWNER FOR ALL PURPOSES.

                                      ARTICLE VI

                                   WARRANT HOLDERS

     SECTION 6.1. NO VOTING RIGHTS. PRIOR TO THE EXERCISE OF THE WARRANTS, NO HOLDER OF A WARRANT CERTIFICATE, AS SUCH, SHALL BE ENTITLED TO ANY RIGHTS OF A STOCKHOLDER OF THE COMPANY, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO RECEIVE DIVIDENDS OR SUBSCRIPTION RIGHTS, THE RIGHT TO VOTE, TO CONSENT, TO EXERCISE ANY PREEMPTIVE RIGHT, TO RECEIVE ANY NOTICE OF MEETINGS OF STOCKHOLDERS FOR THE ELECTION OF DIRECTORS OF THE COMPANY OR ANY OTHER MATTER OR TO RECEIVE ANY NOTICE OF ANY PROCEEDINGS OF THE COMPANY, EXCEPT AS MAY BE SPECIFICALLY PROVIDED FOR HEREIN.

     SECTION 6.2. RIGHT OF ACTION. ALL RIGHTS OF ACTION IN RESPECT OF THIS AGREEMENT ARE VESTED IN THE HOLDERS OF THE WARRANTS, AND ANY HOLDER OF ANY WARRANT, WITHOUT THE CONSENT OF THE WARRANT AGENT OR THE HOLDER OF ANY OTHER WARRANT, MAY, ON SUCH HOLDER'S OWN BEHALF AND FOR SUCH HOLDER'S OWN BENEFIT, ENFORCE, AND MAY INSTITUTE AND MAINTAIN ANY SUIT, ACTION OR PROCEEDING AGAINST THE COMPANY SUITABLE TO ENFORCE, OR OTHERWISE IN RESPECT OF, SUCH HOLDER'S RIGHTS HEREUNDER, INCLUDING THE RIGHT TO EXERCISE, EXCHANGE OR SURRENDER FOR PURCHASE SUCH HOLDER'S WARRANTS IN THE MANNER PROVIDED IN THIS AGREEMENT.

                                     ARTICLE VII

                                    WARRANT AGENT

     SECTION 7.1. NATURE OF DUTIES AND RESPONSIBILITIES ASSUMED. THE COMPANY HEREBY APPOINTS THE WARRANT AGENT TO ACT AS AGENT OF THE COMPANY AS SET FORTH IN THIS

AGREEMENT. THE WARRANT AGENT HEREBY ACCEPTS THE APPOINTMENT AS AGENT OF THE COMPANY AND AGREES TO PERFORM THAT AGENCY UPON THE TERMS AND CONDITIONS HEREIN SET FORTH, BY ALL OF WHICH THE COMPANY AND THE HOLDERS OF WARRANTS, BY THEIR ACCEPTANCE THEREOF, SHALL BE BOUND. THE WARRANT AGENT SHALL NOT BY COUNTERSIGNING WARRANT CERTIFICATES OR BY ANY OTHER ACT HEREUNDER BE DEEMED TO MAKE ANY REPRESENTATION AS TO VALIDITY OR AUTHORIZATION OF THE WARRANTS OR THE WARRANT CERTIFICATES (EXCEPT AS TO ITS COUNTERSIGNATURE THEREON) OR OF ANY SECURITIES OR OTHER PROPERTY DELIVERED UPON EXERCISE OR TENDER OF ANY WARRANT, OR AS TO THE NUMBER OF KIND OR AMOUNT OF STOCK OR OTHER SECURITIES OR OTHER PROPERTY DELIVERABLE UPON EXERCISE OF ANY WARRANT OR THE CORRECTNESS OF THE REPRESENTATIONS OF THE COMPANY MADE IN SUCH CERTIFICATES THAT THE WARRANT AGENT RECEIVES. THE WARRANT AGENT SHALL NOT HAVE ANY DUTY TO CALCULATE OR DETERMINE ANY ADJUSTMENTS WITH RESPECT TO THE PURCHASE PRICE OR THE KIND AND AMOUNT OF SHARES OR OTHER SECURITIES OR ANY PROPERTY RECEIVABLE BY HOLDERS UPON THE EXERCISE OR TENDER OF WARRANTS REQUIRED FROM TIME TO TIME, AND THE WARRANT AGENT SHALL HAVE NO DUTY OR RESPONSIBILITY IN DETERMINING THE ACCURACY OR CORRECTNESS OF ANY SUCH CALCULATION. THE WARRANT AGENT SHALL NOT (a) BE LIABLE FOR ANY RECITAL OR STATEMENT OF FACT CONTAINED HEREIN OR IN THE WARRANT CERTIFICATES OR FOR ANY ACTION TAKEN, SUFFERED OR OMITTED BY IT IN GOOD FAITH IN THE BELIEF THAT ANY WARRANT CERTIFICATE OR ANY OTHER DOCUMENT OR ANY SIGNATURE IS GENUINE OR PROPERLY AUTHORIZED, (b) BE RESPONSIBLE FOR ANY FAILURE ON THE PART OF THE COMPANY TO COMPLY WITH ANY OF ITS COVENANTS AND OBLIGATIONS CONTAINED IN THIS AGREEMENT OR IN THE WARRANT CERTIFICATES, (c) BE LIABLE FOR ANY ACT OR OMISSION IN CONNECTION WITH THIS AGREEMENT EXCEPT FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (d) HAVE ANY RESPONSIBILITY TO DETERMINE WHETHER A TRANSFER OF A WARRANT COMPLIES WITH FEDERAL OR STATE SECURITIES LAWS. THE WARRANT AGENT IS HEREBY AUTHORIZED TO ACCEPT INSTRUCTIONS WITH RESPECT TO THE PERFORMANCE OF ITS DUTIES HEREUNDER FROM THE CHIEF EXECUTIVE OFFICER, THE PRESIDENT, ANY VICE PRESIDENT, THE CHIEF FINANCIAL OFFICER, THE TREASURER OR THE SECRETARY OF THE COMPANY (AS IDENTIFIED IN A CERTIFICATE SIGNED BY THE SECRETARY OF THE COMPANY) AND TO APPLY TO ANY SUCH OFFICER FOR INSTRUCTIONS (WHICH INSTRUCTIONS WILL BE PROMPTLY GIVEN IN WRITING WHEN REQUESTED) AND THE WARRANT AGENT SHALL NOT BE LIABLE FOR ANY ACTION TAKEN OR SUFFERED TO BE TAKEN BY IT IN GOOD FAITH IN ACCORDANCE WITH THE INSTRUCTIONS OF ANY SUCH OFFICER, EXCEPT FOR ITS OWN NEGLIGENCE OR WILLFUL MISCONDUCT, BUT IN ITS DISCRETION THE WARRANT AGENT MAY IN LIEU THEREOF ACCEPT OTHER EVIDENCE OF SUCH OR MAY REQUIRE SUCH FURTHER OR ADDITIONAL EVIDENCE AS IT MAY DEEM REASONABLE.

     THE WARRANT AGENT MAY EXECUTE AND EXERCISE ANY OF THE RIGHTS AND POWERS HEREBY VESTED IN IT OR PERFORM ANY DUTY HEREUNDER EITHER ITSELF OR BY OR THROUGH ITS ATTORNEYS, AGENTS, EMPLOYEES OR SELECTED FIRMS WHICH ARE LICENSED SECURITIES BROKER-DEALERS, PROVIDED REASONABLE CARE HAS BEEN EXERCISED IN THE SELECTION AND IN THE CONTINUED EMPLOYMENT OF ANY SUCH ATTORNEY, AGENT OR EMPLOYEE. THE WARRANT AGENT SHALL NOT BE UNDER ANY OBLIGATION OR DUTY TO INSTITUTE, APPEAR IN OR DEFEND ANY ACTION, SUIT OR LEGAL PROCEEDING IN RESPECT HEREOF, UNLESS FIRST INDEMNIFIED TO ITS SATISFACTION, BUT THIS PROVISION SHALL NOT AFFECT THE POWER OF THE WARRANT AGENT TO TAKE SUCH ACTION AS THE WARRANT AGENT MAY CONSIDER PROPER, WHETHER WITH OR WITHOUT SUCH INDEMNITY. THE WARRANT AGENT SHALL PROMPTLY NOTIFY THE COMPANY IN WRITING OF ANY CLAIM MADE OR ACTION, SUIT OR PROCEEDING INSTITUTED AGAINST OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

     THE COMPANY WILL PERFORM, EXECUTE, ACKNOWLEDGE AND DELIVER OR CAUSE TO BE PERFORMED, EXECUTED, ACKNOWLEDGED AND DELIVERED ALL SUCH FURTHER ACTS, INSTRUMENTS AND ASSURANCES AS MAY

REASONABLY BE REQUIRED BY THE WARRANT AGENT IN ORDER TO ENABLE IT TO CARRY OUT OR PERFORM ITS DUTIES UNDER THIS AGREEMENT.

     THE WARRANT AGENT SHALL ACT SOLELY AS AGENT OF THE COMPANY HEREUNDER. THE WARRANT AGENT SHALL NOT BE LIABLE EXCEPT FOR THE FAILURE TO PERFORM SUCH DUTIES AS ARE SPECIFICALLY SET FORTH HEREIN, AND NO IMPLIED COVENANTS OR OBLIGATIONS SHALL BE READ INTO THIS AGREEMENT AGAINST THE WARRANT AGENT, WHOSE DUTIES AND OBLIGATIONS SHALL BE DETERMINED SOLELY BY THE EXPRESS PROVISIONS HEREOF.

     SECTION 7.2. RIGHT TO CONSULT COUNSEL. THE WARRANT AGENT MAY AT ANY TIME CONSULT WITH LEGAL COUNSEL SATISFACTORY TO IT (WHO MAY BE LEGAL COUNSEL FOR THE COMPANY), AND THE WARRANT AGENT SHALL INCUR NO LIABILITY OR RESPONSIBILITY TO THE COMPANY OR TO ANY HOLDER FOR ANY ACTION TAKEN, SUFFERED OR OMITTED BY IT IN GOOD FAITH IN ACCORDANCE WITH THE OPINION OR ADVICE OF SUCH COUNSEL.

     SECTION 7.3. COMPENSATION AND REIMBURSEMENT. THE COMPANY AGREES TO PAY TO THE WARRANT AGENT FROM TIME TO TIME COMPENSATION FOR ALL SERVICES RENDERED BY IT HEREUNDER AS THE COMPANY AND THE WARRANT AGENT MAY AGREE FROM TIME TO TIME, AND TO REIMBURSE THE WARRANT AGENT FOR REASONABLE EXPENSES AND DISBURSEMENTS INCURRED IN CONNECTION WITH THE EXECUTION AND ADMINISTRATION OF THIS AGREEMENT, AND FURTHER AGREES TO INDEMNITY THE WARRANT AGENT FOR, AND HOLD IT HARMLESS AGAINST, ANY LOSS, LIABILITY OR EXPENSES INCURRED WITHOUT NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT ON ITS PART, ARISING OUT OF OR IN CONNECTION WITH THE ACCEPTANCE AND ADMINISTRATION OF THIS AGREEMENT, INCLUDING THE COSTS AND EXPENSES OF DEFENDING ITSELF AGAINST ANY CLAIM OR LIABILITY IN CONNECTION WITH THE EXERCISE OR PERFORMANCE OF ANY OF ITS POWERS OR DUTIES HEREUNDER.

     SECTION 7.4. WARRANT AGENT MAY HOLD COMPANY SECURITIES. THE WARRANT AGENT AND ANY STOCKHOLDER, DIRECTOR, OFFICER OR EMPLOYEE OF THE WARRANT AGENT MAY BUY, SELL OR DEAL IN ANY OF THE WARRANTS OR OTHER SECURITIES OF THE COMPANY OR ITS AFFILIATES OR BECOME PECUNIARILY INTERESTED IN TRANSACTIONS IN WHICH THE COMPANY OR ITS AFFILIATES MAY BE INTERESTED, OR CONTRACT WITH OR LEND MONEY TO THE COMPANY OR ITS AFFILIATES OR OTHERWISE ACT AS FULLY AND FREELY AS THOUGH IT WERE NOT THE WARRANT AGENT UNDER THIS AGREEMENT. NOTHING HEREIN SHALL PRECLUDE THE WARRANT AGENT FROM ACTING IN ANY OTHER CAPACITY FOR THE COMPANY OR FOR ANY OTHER PERSON.

     SECTION 7.5. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) NO RESIGNATION OR REMOVAL OF THE WARRANT AGENT AND NO APPOINTMENT OF A SUCCESSOR WARRANT AGENT SHALL BECOME EFFECTIVE UNTIL THE ACCEPTANCE OF APPOINTMENT BY THE SUCCESSOR WARRANT AGENT AS PROVIDED HEREIN. THE WARRANT AGENT MAY RESIGN ITS DUTIES AND BE DISCHARGED FROM ALL FURTHER DUTIES AND LIABILITY HEREUNDER (EXCEPT LIABILITY ARISING AS A RESULT OF THE WARRANT AGENT'S OWN NEGLIGENCE OR WILLFUL MISCONDUCT) AFTER GIVING AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE TO THE COMPANY. IN THE EVENT THAT THE WARRANT AGENT DOES NOT CURE A BREACH OF ITS DUTIES OR OBLIGATIONS HEREUNDER WITHIN TEN DAYS OF THE COMPANY'S WRITTEN NOTICE OF SUCH BREACH, THE COMPANY MAY REMOVE THE WARRANT AGENT UPON WRITTEN NOTICE, AND THE WARRANT AGENT SHALL THEREUPON IN LIKE MANNER BE DISCHARGED FROM ALL FURTHER DUTIES AND LIABILITIES HEREUNDER, EXCEPT AS AFORESAID. THE WARRANT AGENT SHALL, AT THE COMPANY'S EXPENSE, CAUSE TO BE MAILED (BY FIRST CLASS MAIL, POSTAGE PREPAID) TO EACH HOLDER OF A WARRANT AT HIS LAST ADDRESS AS SHOWN

ON THE REGISTER OF THE COMPANY MAINTAINED BY THE WARRANT AGENT A COPY OF SAID NOTICE OF RESIGNATION OR NOTICE OF REMOVAL, AS THE CASE MAY BE. UPON SUCH RESIGNATION OR REMOVAL, THE COMPANY SHALL APPOINT IN WRITING A NEW WARRANT AGENT. IF THE COMPANY SHALL FAIL TO MAKE SUCH APPOINTMENT WITHIN A PERIOD OF 30 DAYS AFTER IT HAS BEEN NOTIFIED IN WRITING OF SUCH RESIGNATION BY THE RESIGNING WARRANT AGENT OR AFTER SUCH REMOVAL, THEN THE RESIGNING WARRANT AGENT OR THE HOLDER OF ANY WARRANT MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR THE APPOINTMENT OF A NEW WARRANT AGENT. ANY NEW WARRANT AGENT, WHETHER APPOINTED BY THE COMPANY OR BY SUCH A COURT, SHALL BE A CORPORATION DOING BUSINESS UNDER THE LAWS OF THE UNITED STATES OR ANY STATE THEREOF, IN GOOD STANDING AND HAVING A COMBINED CAPITAL AND SURPLUS OF NOT LESS THAN $50,000,000. THE COMBINED CAPITAL AND SURPLUS OF ANY SUCH NEW WARRANT AGENT SHALL BE DEEMED TO BE THE COMBINED CAPITAL AND SURPLUS AS SET FORTH IN THE MOST RECENT ANNUAL REPORT OF ITS CONDITION PUBLISHED BY SUCH WARRANT AGENT PRIOR TO ITS APPOINTMENT, PROVIDED THAT SUCH REPORTS ARE PUBLISHED AT LEAST ANNUALLY PURSUANT TO LAW OR TO THE REQUIREMENTS OF A FEDERAL OR STATE SUPERVISING OR EXAMINING AUTHORITY. AFTER ACCEPTANCE IN WRITING OF SUCH APPOINTMENT BY THE NEW WARRANT AGENT, IT SHALL BE VESTED WITH THE SAME POWERS, RIGHTS, DUTIES AND RESPONSIBILITIES AS IF IT HAD BEEN ORIGINALLY NAMED HEREIN AS THE WARRANT AGENT, WITHOUT ANY FURTHER ASSURANCE, CONVEYANCE, ACT OR DEED; BUT IF FOR ANY REASON IT SHALL BE NECESSARY OR EXPEDIENT TO EXECUTE AND DELIVER ANY FURTHER ASSURANCE, CONVEYANCE, ACT OR DEED, THE SAME SHALL BE DONE AT THE EXPENSE OF THE COMPANY AND SHALL BE LEGALLY AND VALIDLY EXECUTED AND DELIVERED BY THE RESIGNING OR REMOVED WARRANT AGENT. NOT LATER THAN THE EFFECTIVE DATE OF ANY SUCH APPOINTMENT, THE COMPANY SHALL GIVE NOTICE THEREOF TO THE RESIGNING OR REMOVED WARRANT AGENT. FAILURE TO GIVE ANY NOTICE PROVIDED FOR IN THIS SECTION, HOWEVER, OR ANY DEFECT THEREIN, SHALL NOT AFFECT THE LEGALITY OR VALIDITY OF THE RESIGNATION OF THE WARRANT AGENT OR THE APPOINTMENT OF A NEW WARRANT AGENT, AS THE CASE MAY BE.

     (b) ANY CORPORATION INTO WHICH THE WARRANT AGENT OR ANY NEW WARRANT AGENT MAY BE MERGED OR ANY CORPORATION RESULTING FROM ANY CONSOLIDATION TO WHICH THE WARRANT AGENT OR ANY NEW WARRANT AGENT SHALL BE A PARTY OR ANY CORPORATION TO WHICH THE WARRANT AGENT TRANSFERS SUBSTANTIALLY ALL OF ITS CORPORATE TRUST OR SHAREHOLDER SERIES BUSINESS SHALL BE A SUCCESSOR WARRANT AGENT UNDER THIS AGREEMENT WITHOUT ANY FURTHER ACT, PROVIDED THAT SUCH CORPORATION (i) WOULD BE ELIGIBLE FOR APPOINTMENT AS SUCCESSOR TO THE WARRANT AGENT UNDER THE PROVISIONS OF SECTION 7.5(a) OR (ii) IS A WHOLLY-OWNED SUBSIDIARY OF THE WARRANT AGENT. ANY SUCH SUCCESSOR WARRANT AGENT SHALL PROMPTLY CAUSE NOTICE OF ITS SUCCESSION AS WARRANT AGENT TO BE MAILED (BY FIRST CLASS MAIL, POSTAGE PREPAID) TO EACH HOLDER AT SUCH HOLDER'S LAST ADDRESS AS SHOWN ON THE REGISTER MAINTAINED BY THE WARRANT AGENT PURSUANT TO SECTION 5.1.

                                     ARTICLE VIII

                               COVENANTS OF THE COMPANY

     SECTION 8.1. RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS; LISTING. THE COMPANY COVENANTS THAT IT WILL AT ALL TIMES RESERVE AND KEEP AVAILABLE, FREE FROM PREEMPTIVE RIGHTS, OUT OF ITS AUTHORIZED BUT UNISSUED COMMON STOCK, SOLELY FOR THE PURPOSE OF ISSUANCE UPON EXERCISE OF WARRANTS AS HEREIN PROVIDED, SUCH NUMBER OF SHARES OF COMMON STOCK AS SHALL THEN BE ISSUABLE UPON THE EXERCISE OF ALL OUTSTANDING WARRANTS. THE COMPANY COVENANTS THAT ALL SHARES OF COMMON STOCK WHICH SHALL BE SO ISSUABLE SHALL, UPON SUCH ISSUANCE, BE DULY AND VALIDLY ISSUED AND FULLY PAID AND NONASSESSABLE, AND THAT UPON ISSUANCE

SUCH SHARES SHALL BE LISTED ON EACH NATIONAL SECURITIES EXCHANGE (INCLUDING NASDAQ/NMS), IF ANY, ON WHICH ANY OTHER SHARES OF OUTSTANDING COMMON STOCK OF THE COMPANY ARE THEN LISTED.


                                      ARTICLE X

                                    MISCELLANEOUS

     SECTION 10.1. MONEY AND OTHER PROPERTY DEPOSITED WITH THE WARRANT AGENT. ANY MONEYS, SECURITIES OR OTHER PROPERTY WHICH AT ANY TIME SHALL BE DEPOSITED BY THE COMPANY OR ON ITS BEHALF WITH THE WARRANT AGENT PURSUANT TO THIS AGREEMENT SHALL BE AND ARE HEREBY ASSIGNED, TRANSFERRED AND SET OVER TO THE WARRANT AGENT IN TRUST FOR THE PURPOSE FOR WHICH SUCH MONEYS, SECURITIES OR OTHER PROPERTY SHALL HAVE BEEN DEPOSITED; BUT SUCH MONEYS, SECURITIES OR OTHER PROPERTY NEED NOT BE SEGREGATED FROM OTHER FUNDS, SECURITIES OR OTHER PROPERTY EXCEPT TO THE EXTENT REQUIRED BY LAW. THE WARRANT AGENT SHALL DISTRIBUTE ANY MONEY DEPOSITED WITH IT FOR PAYMENT AND DISTRIBUTION TO THE HOLDERS BY MAILING BY FIRST-CLASS MAIL A CHECK IN SUCH AMOUNT AS IS APPROPRIATE, TO EACH SUCH HOLDER AT THE ADDRESS SHOWN ON THE WARRANT REGISTER MAINTAINED PURSUANT TO SECTION 5.1, OR AS IT MAY BE OTHERWISE DIRECTED IN WRITING BY SUCH HOLDER, UPON SURRENDER OF SUCH HOLDER'S WARRANTS. ANY MONEY OR OTHER PROPERTY DEPOSITED WITH THE WARRANT AGENT FOR PAYMENT AND DISTRIBUTION TO THE HOLDERS THAT REMAINS UNCLAIMED FOR TWO YEARS, LESS ONE DAY, AFTER THE DATE THE MONEY WAS DEPOSITED WITH THE WARRANT AGENT SHALL BE PAID TO THE COMPANY UPON ITS REQUEST THEREFOR.

     SECTION 10.2. PAYMENT OF TAXES. THE COMPANY WILL PAY ALL TAXES AND OTHER GOVERNMENTAL CHARGES THAT MAY BE IMPOSED ON THE COMPANY OR ON THE WARRANTS OR ON ANY SECURITIES DELIVERABLE UPON EXERCISE OF WARRANTS WITH RESPECT THERETO, PROVIDED THAT THE COMPANY SHALL NOT BE RESPONSIBLE FOR ANY TAXES PAYABLE BY ANY HOLDER OF WARRANTS. THE COMPANY WILL NOT BE REQUIRED, HOWEVER, TO PAY ANY TAX OR OTHER CHARGE IMPOSED IN CONNECTION WITH ANY TRANSFER INVOLVED IN THE ISSUE OF ANY CERTIFICATE FOR SHARES OF COMMON STOCK OR OTHER SECURITIES UNDERLYING THE WARRANTS OR PAYMENT OF CASH OR OTHER SECURITIES UNDERLYING THE WARRANTS OR PAYMENT OF CASH OR OTHER PROPERTY TO ANY PERSON OTHER THAN THE HOLDER OF A WARRANT CERTIFICATE SURRENDERED UPON THE EXERCISE THEREOF AND IN CASE OF SUCH TRANSFER OR PAYMENT, THE WARRANT AGENT AND THE COMPANY SHALL NOT BE REQUIRED TO ISSUE ANY STOCK CERTIFICATE OR SECURITY OR PAY ANY CASH OR DISTRIBUTE ANY PROPERTY UNTIL SUCH TAX OR CHARGE HAS BEEN PAID OR IT HAS BEEN ESTABLISHED TO THE WARRANT AGENT'S AND THE COMPANY'S SATISFACTION THAT NO SUCH TAX OR OTHER CHARGE IS DUE.

     SECTION 10.3. SURRENDER OF CERTIFICATES. ANY WARRANT CERTIFICATE SURRENDERED FOR EXERCISE OR PURCHASED OR OTHERWISE ACQUIRED BY THE COMPANY SHALL, IF SURRENDERED TO THE COMPANY, BE DELIVERED TO THE WARRANT AGENT, AND ALL WARRANT CERTIFICATES SURRENDERED OR SO DELIVERED TO THE WARRANT AGENT SHALL PROMPTLY BE CANCELED BY SUCH WARRANT AGENT AND SHALL NOT BE REISSUED BY THE COMPANY. THE WARRANT AGENT SHALL DESTROY SUCH CANCELED WARRANT CERTIFICATES AND DELIVER ITS CERTIFICATE OF DESTRUCTION TO THE COMPANY UNLESS THE COMPANY SHALL OTHERWISE DIRECT.

     SECTION 10.4. MUTILATED, DESTROYED, LOST AND STOLEN WARRANT CERTIFICATES. IF (a) ANY MUTILATED WARRANT CERTIFICATE IS SURRENDERED TO THE WARRANT AGENT OR
(b) THE COMPANY AND THE WARRANT AGENT RECEIVE EVIDENCE TO THEIR SATISFACTION OF THE DESTRUCTION, LOSS OR THEFT OF ANY WARRANT CERTIFICATE, AND THERE IS DELIVERED TO THE COMPANY AND THE WARRANT AGENT SUCH SECURITY OR INDEMNITY AS MAY BE REASONABLY REQUIRED BY THEM TO SAVE EACH OF THEM HARMLESS, THEN, IN THE ABSENCE OF NOTICE TO THE COMPANY OR THE WARRANT AGENT THAT SUCH WARRANT CERTIFICATE HAS BEEN ACQUIRED BY A BONA FIDE PURCHASER, THE COMPANY SHALL EXECUTE AND UPON ITS WRITTEN REQUEST THE WARRANT AGENT SHALL COUNTERSIGN AND DELIVER, IN EXCHANGE FOR ANY SUCH MUTILATED WARRANT CERTIFICATE OR IN LIEU OF ANY SUCH DESTROYED, LOST OR STOLEN WARRANT CERTIFICATE, A NEW WARRANT CERTIFICATE OF LIKE TENOR AND FOR A LIKE AGGREGATE NUMBER OF WARRANTS.

     UPON THE ISSUANCE OF ANY NEW WARRANT CERTIFICATE UNDER THIS SECTION 10.4, THE COMPANY MAY REQUIRE THE PAYMENT OF A SUM SUFFICIENT TO COVER ANY TAX OR OTHER GOVERNMENTAL CHARGE THAT MAY BE IMPOSED IN RELATION THERETO AND OTHER EXPENSES (INCLUDING THE REASONABLE FEES AND EXPENSES OF THE WARRANT AGENT AND OF COUNSEL TO THE COMPANY IN CONNECTION THEREWITH).

     EVERY NEW WARRANT CERTIFICATE EXECUTED AND DELIVERED PURSUANT TO THIS
SECTION 10.4 IN LIEU OF ANY DESTROYED, LOST OR STOLEN WARRANT CERTIFICATE SHALL CONSTITUTE AN ORIGINAL CONTRACTUAL OBLIGATION OF THE COMPANY, WHETHER OR NOT THE DESTROYED, LOST OR STOLEN WARRANT CERTIFICATE SHALL BE AT ANY TIME ENFORCEABLE BY ANYONE, AND SHALL BE ENTITLED TO THE BENEFITS OF THIS AGREEMENT EQUALLY AND PROPORTIONATELY WITH ANY AND ALL OTHER WARRANT CERTIFICATES DULY EXECUTED AND DELIVERED HEREUNDER.

     THE PROVISIONS OF THIS SECTION 10.4 ARE EXCLUSIVE AND SHALL PRECLUDE (TO THE EXTENT LAWFUL) ALL OTHER RIGHTS OR REMEDIES WITH RESPECT TO THE REPLACEMENT OF MUTILATED, DESTROYED, LOST OR STOLEN WARRANT CERTIFICATES.

     SECTION 10.5. MISCELLANEOUS RIGHTS. THE RIGHTS OF HOLDERS UPON THE OCCURRENCE OF THE EVENTS SET FORTH IN THIS AGREEMENT ARE CUMULATIVE. IF MORE THAN ONE SUCH EVENT SHALL OCCUR AND THE PERIODS FOLLOWING THE OCCURRENCE OF SUCH EVENTS AND PRIOR TO THE CLOSING OF THE TRANSACTIONS THAT ARE THE SUBJECT OF SUCH EVENTS OVERLAP, EACH HOLDER MAY EXERCISE SUCH RIGHTS ARISING THEREFROM AS SUCH HOLDER MAY ELECT WITHOUT ANY CONDITION IMPOSED UPON SUCH EXERCISE NOT CONTAINED IN THIS AGREEMENT.

     NEITHER THE COMPANY NOR ANY OF ITS AFFILIATES INVOLVED IN ANY PROPOSED TRANSACTIONS THAT IS THE SUBJECT OF SUCH AN EVENT SHALL HAVE ANY OBLIGATION TO THE HOLDERS TO CONSUMMATE ANY SUCH PROPOSED TRANSACTION ONCE AN AGREEMENT OR AGREEMENT IN PRINCIPLE OR DECISION TO PROCEED WITH RESPECT THERETO IS REACHED, WHETHER ON THE TERMS FIRST PROPOSED OR AS REVISED, OR TO INCLUDE ANY HOLDER IN, OR APPRISE ANY HOLDER OF, ANY NEGOTIATIONS OR DISCUSSIONS CONCERNING ANY SUCH PROPOSED TRANSACTION AMONG THE PROSPECTIVE PARTIES THERETO, EXCEPT AS EXPRESSLY PROVIDED HEREIN.

     SECTION 10.6. NOTICES. (a) EXCEPT AS OTHERWISE PROVIDED IN SECTION 10.6(b), ANY NOTICE, DEMAND OR DELIVERY AUTHORIZED BY THIS AGREEMENT SHALL BE SUFFICIENTLY GIVEN OR MADE WHEN MAILED IF SENT BY FIRST-CLASS MAIL, POSTAGE PREPAID, ADDRESSED TO ANY HOLDER OF A WARRANT

AT SUCH HOLDER'S ADDRESS SHOWN ON THE REGISTER MAINTAINED BY THE WARRANT AGENT PURSUANT TO SECTION 5.1 AND TO THE PARTIES AS FOLLOWS:

     IF TO THE COMPANY:       NBI, INC.
                              1880 INDUSTRIAL CIRCLE, SUITE F
                              LONGMONT, COLORADO  80501
                              ATTENTION: JAY H. LUSTIG, CHIEF EXECUTIVE OFFICER

     IF TO THE WARRANT AGENT:





OR SUCH ADDRESS AS SHALL HAVE BEEN FURNISHED TO THE PARTY GIVEN OR MAKING SUCH NOTICE, DEMAND OR DELIVERY.

     (b) ANY NOTICE REQUIRED TO BE GIVEN BY THE COMPANY TO THE HOLDERS SHALL BE MADE BY MAILING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, TO THE HOLDERS AT THEIR RESPECTIVE ADDRESSES SHOWN ON THE REGISTER OF THE COMPANY MAINTAINED BY THE WARRANT AGENT. THE COMPANY HEREBY IRREVOCABLY AUTHORIZES THE WARRANT AGENT, IN THE NAME AND AT THE EXPENSE OF THE COMPANY, TO MAIL ANY SUCH NOTICE UPON RECEIPT THEREOF FROM THE COMPANY. ANY NOTICE THAT IS MAILED IN THE MANNER HEREIN PROVIDED SHALL BE PRESUMED TO HAVE BEEN DULY GIVEN WHEN MAILED.

     SECTION 10.7. PERSONS BENEFITING. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE COMPANY AND THE WARRANT AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, BENEFICIARIES, EXECUTORS AND ADMINISTRATORS, AND THE HOLDERS FROM TIME TO TIME OF THE WARRANTS. NOTHING IN THIS AGREEMENT IS INTENDED OR SHALL BE CONSTRUED TO CONFER UPON ANY PERSON, OTHER THAN THE COMPANY, THE WARRANT AGENT AND THE HOLDERS OF THE WARRANTS, ANY RIGHT, REMEDY OR CLAIM UNDER OR BY REASON OF THIS AGREEMENT OR ANY PART HEREOF.

     SECTION 10.8. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER CONSTITUTE ONE AND THE SAME INSTRUMENT.

     SECTION 10.9. AMENDMENTS. THE COMPANY MAY, WITHOUT THE CONSENT OF THE HOLDERS OF THE WARRANTS, BY SUPPLEMENTAL AGREEMENT OR OTHERWISE, MAKE ANY CHANGES OR CORRECTIONS IN THIS AGREEMENT THAT IT SHALL HAVE BEEN ADVISED BY COUNSEL (a) ARE REQUIRED TO CURE ANY AMBIGUITY OR TO CORRECT OR SUPPLEMENT ANY PROVISION HEREIN WHICH MAY BE DEFECTIVE OR INCONSISTENT WITH ANY OTHER PROVISION HEREIN OR (b) ADD TO THE COVENANTS AND AGREEMENTS OF THE COMPANY FOR THE BENEFIT OF THE HOLDERS, OR SURRENDER ANY RIGHTS OR POWER RESERVED TO OR CONFERRED UPON THE COMPANY IN THIS AGREEMENT; PROVIDED THAT, IN THE CASE OF (a) OR (b), SUCH CHANGES OR CORRECTIONS SHALL NOT ADVERSELY AFFECT THE INTERESTS OF THE HOLDERS IN ANY MATERIAL RESPECT. THE WARRANT AGENT SHALL AT THE REQUEST OF THE COMPANY AND WITHOUT NEED OF INDEPENDENT INQUIRY AS TO WHETHER SUCH SUPPLEMENTAL AGREEMENT IS PERMITTED BY THE TERMS OF THIS SECTION 10.9 JOIN WITH THE COMPANY IN THE EXECUTION AND DELIVERY OF ANY SUCH

SUPPLEMENTAL AGREEMENTS, UNLESS IT AFFECTS THE WARRANT AGENT'S OWN RIGHTS, DUTIES OR IMMUNITIES HEREUNDER IN WHICH CASE SUCH PARTY MAY, BUT SHALL NOT BE REQUIRED TO, JOIN IN SUCH EXECUTION AND DELIVERY.

     SECTION 10.10. TERMINATION. THIS AGREEMENT (OTHER THAN THE COMPANY'S OBLIGATIONS WITH RESPECT TO WARRANTS PREVIOUSLY EXERCISED OR SURRENDERED FOR PURCHASE UNDER ARTICLE III, AND WITH RESPECT TO INDEMNIFICATION UNDER SECTION 7.3) SHALL TERMINATE AND BE OF NO FURTHER FORCE AND EFFECT ON THE EXPIRATION DATE.

     SECTION 10.11. APPLICABLE LAW. THIS AGREEMENT AND EACH WARRANT ISSUED HEREUNDER AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS AND INSTRUMENTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

     SECTION 10.12. HEADINGS. THE DESCRIPTIVE HEADINGS OF THE SEVERAL SECTIONS OF THIS AGREEMENT ARE INSERTED FOR CONVENIENCE AND SHALL NOT CONTROL OR AFFECT THE MEANING OR CONSTRUCTION OF ANY OF THE PROVISIONS HEREOF.

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED, AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


                              NBI, INC.
                              A DELAWARE CORPORATION


                              BY:_____________________________
                              NAME:___________________________
                              TITLE:___________________________


                              _________________________________
                              AS WARRANT AGENT

                              BY:_____________________________
                              NAME:___________________________
                              TITLE:___________________________

                                      EXHIBIT A

                                      NBI, INC.

                            COMMON STOCK PURCHASE WARRANT


                             DATED: __________ ___, 1998

                                   _______________


Holder:    _____________________                            Warrant No:______

Number of Warrants:  ______________


                                   _______________


     THIS CERTIFIES THAT Holder is the owner of the number of Warrants set forth above of NBI, Inc., a Delaware corporation (hereinafter called the "Company"). Each Warrant entitles the registered holder (the "Holder") to purchase one share (collectively, "Warrant Shares") of Common Stock of the Company ("Common Stock") at an exercise price per share of $1.20 (the "Purchase Price"), at any time during the period commencing on the date of issuance hereof until 2:00 p.m., Mountain Standard Time, on December 31, 2004 (the "Expiration Date"). This Warrant is issued in connection with an offering by the Company of up to 1,000,000 Units, each consisting of (a) ONE SHARE OF SERIES A CUMULATIVE PREFERRED STOCK AND (b) TWO COMMON STOCK PURCHASE WARRANTS, EACH OF WHICH ENTITLES THE HOLDERS THEREOF TO PURCHASE ONE SHARE OF COMMON STOCK. THE UNITS HAVE BEEN ISSUED AND SOLD IN A PUBLIC OFFERING PURSUANT TO A REGISTRATION STATEMENT ON FORM SB-2, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER __, 1998, AMENDED ON ____________, AND DECLARED EFFECTIVE ON __________, 1998 (THE "REGISTRATION STATEMENT"), AND A PROSPECTUS DATED
____________, 1998, FILED AS A PART OF SUCH REGISTRATION STATEMENT (REFERENCES TO WHICH SHALL BE DEEMED TO INCLUDE ANY AND ALL SUPPLEMENTS AND AMENDMENTS THERE TO, WHICH PROSPECTUS IS REFERRED TO HEREIN AS THE "PROSPECTUS").

     The Purchase Price and number of shares of Common Stock of the Corporation purchasable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth in the Warrant Agreement (the "Warrant Agreement"), dated as of __________, 1998, by and between the Corporation and __________________, as Warrant Agent (the "Warrant Agent"). To the extent of any inconsistencies between this Warrant and the Warrant Agreement, the Warrant Agreement shall control.

     The Warrants evidenced hereby are issued under and subject to the terms and provisions contained in the Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents. A copy of the Warrant Agreement is on file at the corporate office of the Corporation.

     The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided hereon) and simultaneous payment of the Purchase Price at the principal office of the Corporation. Payment of such price shall be made in cash, by certified or official bank check or any combination thereof.

     Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares of Warrant Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Warrant Agent by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of shares of Warrant Stock as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Corporation shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Warrant Agent in the manner and subject to the limitations set forth in the Warrant Agreement.

     This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Corporation.


                                   NBI, INC.



                                   By:  ____________________________
                                        Name:
                                        Title:


Dated: _____________ __, 1998

ATTEST:                [Seal]


_____________________________
Name:
Title:

                                      NBI, INC.
                            COMMON STOCK PURCHASE WARRANT
                                    PURCHASE FORM

NBI, INC. (the "Corporation")
1880 Industrial Circle, Suite F
Longmont, Colorado  80501
Attention: Marjorie Cogan

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _________ shares of common stock of NBI, Inc. (the "Corporation") (the "Warrant Stock") provided for therein, and requests that certificates for the Warrant Stock be issued in the name of:

       _____________________________________________________________________
          (Please print or Type Name, Address and Social Security Number)

       _____________________________________________________________________

       _____________________________________________________________________

and, if said number of shares of Warrant Stock shall not be all the Warrant Stock purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his assignee as below indicated and delivered to the address stated below.

Dated:_________________

Name of Warrantholder
or Assignee:             _________________________
                              (Please Print)

Address:                     _________________________

                             _________________________

Signature:               _________________________

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:_____________________________

(Signature must be guaranteed by a bank, trust company or savings and loan association, having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                      ASSIGNMENT
                   (To be signed only upon assignment of Warrants)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the right to purchase ______________ shares of Warrant Stock represented by the within Warrant Certificate unto, and requests that a certificate for such Warrant be issued in the name of:


       _____________________________________________________________________
            (Name and Address of Assignee Must be Printed or Typewritten)

       _____________________________________________________________________

       _____________________________________________________________________

hereby irrevocably constituting and appointing _______________ as attorney to transfer said Warrants on the books of the Corporation, with full power of substitution in the premises and, if said number of shares of Warrant Stock shall not be all of the Warrant Stock purchasable under the within Warrant Certificate, that a new Warrant Certificate for the balance of the Warrant Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder and delivered to such Warrantholder's address as then set forth on the Corporation's books.


Dated:_______________                               ____________________________
                                                  Signature of Registered Holder

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:_____________________________

(Signature must be guaranteed by a bank, trust company or savings and loan association having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)